Exhibit 10.3

NEW LOAN INCREASE JOINDER
NEW LOAN INCREASE JOINDER, dated as of January 26, 2016 (this “Agreement”), by and among each financial institution signatory to this Agreement as a “Lender” (each, a “New Lender” and, collectively, the “New Lenders”), Kinder Morgan, Inc., a Delaware corporation (the “Borrower”), each guarantor signatory to this Agreement (each, a “Guarantor”), and Barclays Bank PLC, as Administrative Agent in such capacity (the “Administrative Agent”).
R E C I T A L S
WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of September 19, 2014 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, Barclays Bank PLC as Administrative Agent, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Commitments by, among other things, entering into one or more New Loan Increase Joinders with New Lenders;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each New Lender party hereto hereby agrees to commit to provide its respective New Commitment, as set forth opposite its name on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.
Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent, any Documentation Agent, any other New Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a New Lender.
Each New Lender hereby agrees to make its respective Commitment on the following terms and conditions:
1.    Proposed Increase to Revolving Facility. This Agreement represents the Borrower’s request to increase the Total Commitment pursuant to Section 2.21 of the Credit Agreement through New Commitments from the New Lenders as follows (the “Proposed Commitment Increase”):
(a)     Business Day of Proposed Commitment Increase: January 26, 2016             (the “Increased Amount Date”)

Exhibit 10.3

(b)     Amount of Proposed Commitment Increase: $1,000,000,000.
2.    Acknowledgment and Agreement. To the extent not constituting a “Lender” under the Credit Agreement prior to giving effect to this Agreement, each New Lender acknowledges and agrees that upon its execution of this Agreement that such New Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
3.    Credit Agreement Governs: Commitments and New Commitments.
(a)    The New Commitments shall have the same terms and conditions as those of the Commitments existing prior to the Increased Amount Date and shall be subject to the provisions of the Credit Agreement and the other Loan Documents. No increase of the Commitments pursuant to the New Commitments increases the LC Sublimit or the sublimit for Swingline Loans set forth in the Credit Agreement prior to giving effect to the New Commitments.
(b)    On the Increased Amount Date, (a) each of the Lenders with Commitments shall assign to each New Lender and each of the New Lenders shall purchase from each of the Lenders with Commitments, at the principal amount thereof (together with accrued interest), such interests in the Committed Loans outstanding on the Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Committed Loans will be held by existing Lenders with Committed Loans and New Lenders ratably in accordance with their Commitments after giving effect to the addition of such New Commitments to the Total Commitment and (b) each New Commitment shall be deemed for all purposes a Commitment and each Loan made thereunder (a “New Loan”) shall be deemed, for all purposes, a Committed Loan. From the Increased Amount Date to the Maturity Date, all Committed Loans shall be made in accordance with the Commitments of the Lenders after giving effect to the New Commitments.
4.    Borrower’s Certifications. By its execution of this Agreement, the undersigned officer of the Borrower, to the best of his or her knowledge, hereby certifies that:

i.
The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof and as of the Increased Amount Date (unless such representation and warranty expressly relates to an earlier date); and

ii.	No Event of Default exists on such Increased Amount Date before or after giving effect to such New Commitments.
5.    Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.
Borrower shall (i) pay on the Increased Amount Date to the Administrative Agent, for the account of each New Lender, the fees separately agreed to be paid in connection with the New Commitments, (ii) pay on the Increased Amount Date all reasonable fees and out-of-pocket expenses of legal counsel to the Administrative Agent incurred in connection with this Agreement and any other documents prepared in connection therewith, and (iii) make any other payments required pursuant the Credit Agreement (including Section 2.15 thereof) to the

Exhibit 10.3

Administrative Agent and the Lenders (other than any Defaulting Lender), in connection with the New Commitments;

ii.	Borrower shall deliver or cause to be delivered to the Administrative Agent the following legal opinions and documents on the Increased Amount Date:
(i)     a certificate of the Borrower dated as of the Increased Amount Date signed by an officer and the secretary or assistant secretary of the Borrower certifying and attaching the resolutions adopted by the Borrower approving or consenting to the New Commitments;
(ii)    a certificate of appropriate officials as to the existence and good standing of the Borrower; and
(iii)    signed opinion, dated as of the Increased Amount Date, addressed to the Administrative Agent and the New Lenders from legal counsel to the Borrower covering the matters reasonably requested by the Administrative Agent.

iii.
Set forth on the attached Officers’ Certificate are the calculations (in reasonable detail) demonstrating compliance on a pro forma basis with the financial tests described in Section 6.07 of the Credit Agreement as of the Increased Amount Date and as of the Most Recent Financial Statement Date, after giving effect to such New Commitments (assuming for the purposes of such calculation that any New Commitments are fully drawn) and other customary and appropriate pro forma adjustments, including any acquisitions or dispositions after the beginning of the relevant determination period and prior to or simultaneous with the effectiveness of such New Commitments.

6.    Reaffirmation. Each Guarantor agrees and reaffirms that its guarantee of all obligations, liabilities and indebtedness of the other Loan Parties under the Guarantee shall extend to cover the New Commitments and all Loans, interest thereon and fees and expenses and the other Obligations in respect thereof pursuant to the terms of the Guarantee.
7.    Consents. The Administrative Agent, the Swingline Lender and the Issuing Banks have consented to each New Lender on or prior to the date hereof.
8.    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
(a)    As used in Section 8(b) of this Agreement, the following terms shall have the meanings specified below:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA

Exhibit 10.3

Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)     Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

i.
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

ii.    the effects of any Bail-in Action on any such liability, including, if applicable:

(a)	a reduction in full or in part or cancellation of any such liability;

(b)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(c)    Pursuant to the authorization given in Section 2.21(c) of the Credit Agreement to effect those amendments to the Credit Agreement as may be necessary or appropriate, to effect the provisions of Section 2.21, clause (d) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by renumbering clause “(d)(ii)” as clause “(iii)” and adding a new clause “(d)(ii)” to read as follows: “(ii) become the subject of a Bail-in Action, or”.
9.    Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender that is not a Lender under the Credit Agreement shall be as set forth below its signature below.

Exhibit 10.3

10.    Tax Forms. For each relevant New Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 2.16(g) of the Credit Agreement.
11.    Recordation of the New Revolving Credit Commitments. Upon execution and delivery hereof, the Administrative Agent will record the New Commitments made by each New Lender in the Register.
12.    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
13.    Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
14.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
15.    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
16.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of January 26, 2016.

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Exhibit 10.3

BARCLAYS BANK PLC, as Administrative Agent and as a Lender
By: /s/ Jonathan Burn
Name: JONATHAN BURN
    Title: MANAGING DIRECTOR

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Bank of America, N.A., as a Lender
By: /s/ Michael Clayborne
Name: Michael Clayborne
    Title: Vice President

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

The Bank of Nova Scotia, as a Lender
By: /s/ Mark Sparrow
Name: Mark Sparrow
    Title: Director

Notice Address: 711 Louisiana Street,
Suite 1400, Houston, Texas USA 77002
Attention: Mark Sparrow
Telephone: 713-759-3492
Facsimile: 713-752-2425

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

The Bank of Tokyo-Mitsubishi UFJ Ltd., as a Lender
By: /s/ Mark Oberreuter
Name: Mark Oberreuter
    Title: Vice President

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Citibank, N.A., as a Lender

By: /s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:     /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By: /s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

Notice Address: 5022 Gate Parkway, Jacksonville, FL 32256
Attention: Lori Aldridge
Telephone: +1 (904) 527-6453
Facsimile: +1 (904) 494-6787

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

JPMorgan Chase Bank, N.A., as a Lender

By:     /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized officer

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Mizuho Bank, Ltd., as a Lender

By:     /s/ Takayuki Tomii
Name: Takayuki Tomii
Title: Authorized Signatory

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Royal Bank of Canada, as a Lender

By:     /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

USB AG, STAMFORD BRANCH, as a Lender

By:     /s/ Darlene Arias
Name: Darlene Arias
Title: Director

By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Wells Fargo Bank, N.A.,
as a Lender

By:     /s/ Doug McDowell
Name: Doug McDowell
Title: Managing Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

BNP Paribas, as a Lender

By:     /s/ Ann Rhoads        ______
Name: Ann Rhoads
Title: Managing Director

By:     /s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:     /s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:     /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By:     /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

SUNTRUST BANK, as a Lender

By:     /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

COMPASS BANK, as a Lender

By:     /s/ Blake Kirshman
Name: Blake Kirshman
Title: Senior Vice President

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

ING Capital LLC, as a Lender

By:     /s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

ING Capital LLC, as a Lender

By: /s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Natixis, New York Branch, as a Lender

By:     /s/ Tim Polvado
Name: Tim Polvado
Title: Managing Director

By: /s/ Jarrett Price
Name: Jarrett Price
Title: Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Sumitomo Mitsui Banking Corporation,
as a Lender

By:     /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

THE TORONTO-DOMINION BANK,
as a Lender

By:     /s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

REGIONS BANK, as a Lender

By:     /s/ Richard Kaufman
Name: Richard Kaufman
Title: Managing Director

Notice Address:
1717 St. James Place, Ste. 500
Houston, Texas 77056
Attention: Richard Kaufman
Telephone: 713-693-5378
Facsimile: 713-693-5375

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

SOCIETE GENERALE,
as a Lender

By:     /s/ Diego Medina
Name: Diego Medina
Title: Director

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

KINDER MORGAN, INC., as Borrower
By: /s/ Anthony B. Ashley
Name: Anthony B. Ashley
    Title: Treasurer

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

GUARANTORS:

COPANO ENERGY, L.L.C.
EL PASO NATURAL GAS COMPANY, L.L.C.
HILAND PARTNERS HOLDINGS LLC
KINDER MORGAN CO2 COMPANY, L.P.
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN ENERGY PARTNERS, L.P.
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN LIQUIDS TERMINALS LLC
KINDER MORGAN OPERATING L.P. “A”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN OPERATING L.P. “C”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN OPERATING L.P. “D”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN PRODUCTION COMPANY LLC
KM LIQUIDS TERMINALS LLC
SOUTHERN NATURAL GAS COMPANY, L.L.C.
TENNESSEE GAS PIPELINE COMPANY, L.L.C.

By:	/s/ Anthony Ashley
Anthony Ashley
Vice President

AGNES B CRANE, LLC
AMERICAN PETROLEUM TANKERS II LLC
AMERICAN PETROLEUM TANKERS III LLC
AMERICAN PETROLEUM TANKERS IV LLC
AMERICAN PETROLEUM TANKERS IX LLC
AMERICAN PETROLEUM TANKERS LLC
AMERICAN PETROLEUM TANKERS PARENT LLC
AMERICAN PETROLEUM TANKERS V LLC
AMERICAN PETROLEUM TANKERS VI LLC
AMERICAN PETROLEUM TANKERS VII LLC
AMERICAN PETROLEUM TANKERS VIII LLC
AMERICAN PETROLEUM TANKERS X LLC
AMERICAN PETROLEUM TANKERS XI LLC
APT FLORIDA LLC
APT INTERMEDIATE HOLDCO LLC
APT NEW INTERMEDIATE HOLDCO LLC
APT PENNSYLVANIA LLC
APT SUNSHINE STATE LLC
AUDREY TUG LLC
BEAR CREEK STORAGE COMPANY, L.L.C.
BETTY LOU LLC
CAMINO REAL GATHERING COMPANY, L.L.C.
CANTERA GAS COMPANY LLC
CDE PIPELINE LLC

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

CENTRAL FLORIDA PIPELINE LLC
CHEYENNE PLAINS GAS PIPELINE COMPANY, L.L.C.
CIG GAS STORAGE COMPANY LLC
CIG PIPELINE SERVICES COMPANY, L.L.C.
COLORADO INTERSTATE GAS COMPANY, L.L.C.
COLORADO INTERSTATE ISSUING CORPORATION
COPANO DOUBLE EAGLE LLC
COPANO ENERGY FINANCE CORPORATION
COPANO ENERGY SERVICES/UPPER GULF COAST LLC
COPANO FIELD SERVICES GP, L.L.C.
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.
COPANO FIELD SERVICES/SOUTH TEXAS LLC
COPANO FIELD SERVICES/UPPER GULF COAST LLC
COPANO LIBERTY, LLC
COPANO NGL SERVICES (MARKHAM), L.L.C.
COPANO NGL SERVICES LLC
COPANO PIPELINES GROUP, L.L.C.
COPANO PIPELINES/NORTH TEXAS, L.L.C.
COPANO PIPELINES/ROCKY MOUNTAINS, LLC
COPANO PIPELINES/SOUTH TEXAS LLC
COPANO PIPELINES/UPPER GULF COAST LLC
COPANO PROCESSING LLC
COPANO RISK MANAGEMENT LLC
COPANO/WEBB-DUVAL PIPELINE LLC
CPNO SERVICES LLC
DAKOTA BULK TERMINAL, INC.
DELTA TERMINAL SERVICES LLC
EAGLE FORD GATHERING LLC
EL PASO CHEYENNE HOLDINGS, L.L.C.
EL PASO CITRUS HOLDINGS, INC.
EL PASO CNG COMPANY, L.L.C.
EL PASO ENERGY SERVICE COMPANY, L.L.C.
EL PASO LLC
EL PASO MIDSTREAM GROUP LLC
EL PASO NORIC INVESTMENTS III, L.L.C.
EL PASO RUBY HOLDING COMPANY, L.L.C.
EL PASO TENNESSEE PIPELINE CO., L.L.C.
ELBA EXPRESS COMPANY, L.L.C.
ELBA LIQUEFACTION COMPANY, L.L.C.
ELIZABETH RIVER TERMINALS LLC
EMORY B CRANE, LLC
EP ENERGY HOLDING COMPANY
EP RUBY LLC
EPBGP CONTRACTING SERVICES LLC
EPTP ISSUING CORPORATION
FERNANDINA MARINE CONSTRUCTION MANAGEMENT LLC
FRANK L. CRANE, LLC
GENERAL STEVEDORES GP, LLC
GENERAL STEVEDORES HOLDINGS LLC

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

GLENPOOL WEST GATHERING LLC
GLOBAL AMERICAN TERMINALS LLC
HAMPSHIRE LLC
HARRAH MIDSTREAM LLC
HBM ENVIRONMENTAL, INC.
HILAND CRUDE, LLC
HILAND PARTNERS FINANCE CORP.
ICPT, L.L.C
INDEPENDENT TRADING & TRANSPORTATION COMPANY I, L.L.C.
J.R. NICHOLLS LLC
JAVELINA TUG LLC
JEANNIE BREWER LLC
JV TANKER CHARTERER LLC
KINDER MORGAN 2-MILE LLC
KINDER MORGAN ADMINISTRATIVE SERVICES TAMPA LLC
KINDER MORGAN ALTAMONT LLC
KINDER MORGAN AMORY LLC
KINDER MORGAN ARROW TERMINALS HOLDINGS, INC.
KINDER MORGAN ARROW TERMINALS, L.P.
By Kinder Morgan River Terminals, LLC, its general partner
KINDER MORGAN BALTIMORE TRANSLOAD TERMINAL LLC
KINDER MORGAN BATTLEGROUND OIL LLC
KINDER MORGAN BORDER PIPELINE LLC
KINDER MORGAN BULK TERMINALS LLC
KINDER MORGAN CARBON DIOXIDE TRANSPORTATION COMPANY
KINDER MORGAN COCHIN LLC
KINDER MORGAN COLUMBUS LLC
KINDER MORGAN COMMERCIAL SERVICES LLC
KINDER MORGAN CONTRACTING SERVICES LLC
KINDER MORGAN CRUDE & CONDENSATE LLC
KINDER MORGAN CRUDE OIL PIPELINES LLC
KINDER MORGAN CRUDE TO RAIL LLC
KINDER MORGAN CUSHING LLC
KINDER MORGAN DALLAS FORT WORTH RAIL TERMINAL LLC
KINDER MORGAN ENDEAVOR LLC
KINDER MORGAN EP MIDSTREAM LLC
KINDER MORGAN FINANCE COMPANY LLC
KINDER MORGAN FLEETING LLC
KINDER MORGAN FREEDOM PIPELINE LLC
KINDER MORGAN GALENA PARK WEST LLC
KINDER MORGAN KEYSTONE GAS STORAGE LLC
KINDER MORGAN KMAP LLC
KINDER MORGAN LAS VEGAS LLC

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

KINDER MORGAN LINDEN TRANSLOAD TERMINAL LLC
KINDER MORGAN LIQUIDS TERMINALS ST. GABRIEL LLC
KINDER MORGAN MARINE SERVICES LLC
KINDER MORGAN MATERIALS SERVICES, LLC
KINDER MORGAN MID ATLANTIC MARINE SERVICES LLC
KINDER MORGAN NATGAS O&M LLC
KINDER MORGAN NGL LLC
By Kinder Morgan Operating L.P. “D”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN NGPL HOLDINGS LLC
KINDER MORGAN NORTH TEXAS PIPELINE LLC
KINDER MORGAN OPERATING L.P. “B”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN PECOS LLC
KINDER MORGAN PECOS VALLEY LLC
KINDER MORGAN PETCOKE GP LLC
KINDER MORGAN PETCOKE LP LLC
KINDER MORGAN PETCOKE, L.P.
By Kinder Morgan Petcoke GP LLC, its general partner
KINDER MORGAN PETROLEUM TANKERS LLC
KINDER MORGAN PIPELINE LLC
KINDER MORGAN PORT MANATEE TERMINAL LLC
KINDER MORGAN PORT SUTTON TERMINAL LLC
KINDER MORGAN PORT TERMINALS USA LLC
KINDER MORGAN RAIL SERVICES LLC
KINDER MORGAN RESOURCES II LLC
KINDER MORGAN RESOURCES III LLC
KINDER MORGAN RESOURCES LLC
KINDER MORGAN RIVER TERMINALS LLC
KINDER MORGAN SCURRY CONNECTOR LLC
KINDER MORGAN SEVEN OAKS LLC
KINDER MORGAN SOUTHEAST TERMINALS LLC
KINDER MORGAN TANK STORAGE TERMINALS LLC
KINDER MORGAN TEJAS PIPELINE LLC
KINDER MORGAN TERMINALS WILMINGTON LLC
KINDER MORGAN TERMINALS, INC.
KINDER MORGAN TEXAS PIPELINE LLC
KINDER MORGAN TEXAS TERMINALS, L.P.
By General Stevedores GP, LLC, its general partner
KINDER MORGAN TRANSMIX COMPANY, LLC
KINDER MORGAN TREATING LP
By KM Treating GP LLC, its general partner
KINDER MORGAN URBAN RENEWAL, L.L.C.
KINDER MORGAN UTICA LLC
KINDER MORGAN VIRGINIA LIQUIDS TERMINALS LLC
KINDER MORGAN WINK PIPELINE LLC
KINDERHAWK FIELD SERVICES LLC

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

KM CRANE LLC
KM DECATUR, INC.
KM EAGLE GATHERING LLC
KM GATHERING LLC
KM KASKASKIA DOCK LLC
KM NORTH CAHOKIA LAND LLC
KM NORTH CAHOKIA SPECIAL PROJECT LLC
KM NORTH CAHOKIA TERMINAL PROJECT LLC
KM SHIP CHANNEL SERVICES LLC
KM TREATING GP LLC
KM TREATING PRODUCTION LLC
KMBT LLC
KMGP SERVICES COMPANY, INC.
KN TELECOMMUNICATIONS, INC.
KNIGHT POWER COMPANY LLC
LOMITA RAIL TERMINAL LLC
MILWAUKEE BULK TERMINALS LLC
MJR OPERATING LLC
MOJAVE PIPELINE COMPANY, L.L.C.
MOJAVE PIPELINE OPERATING COMPANY, L.L.C.
MR. BENNETT LLC
MR. VANCE LLC
NASSAU TERMINALS LLC
PADDY RYAN CRANE, LLC
PALMETTO PRODUCTS PIPE LINE LLC
PI 2 PELICAN STATE LLC
PINNEY DOCK & TRANSPORT LLC
QUEEN CITY TERMINALS LLC
RAHWAY RIVER LAND LLC
RAZORBACK TUG LLC
RCI HOLDINGS, INC.
RIVER TERMINAL PROPERTIES, L.P.
By River Terminals Properties GP LLC, its general partner
RIVER TERMINALS PROPERTIES GP LLC
SCISSORTAIL ENERGY, LLC
SNG PIPELINE SERVICES COMPANY, L.L.C.
SOUTHERN GULF LNG COMPANY, L.L.C.
SOUTHERN LIQUEFACTION COMPANY LLC
SOUTHERN LNG COMPANY, L.L.C.
SOUTHERN NATURAL ISSUING CORPORATION
SOUTHERN OKLAHOMA GATHERING LLC
SOUTHTEX TREATERS LLC
SOUTHWEST FLORIDA PIPELINE LLC
SRT VESSELS LLC
STEVEDORE HOLDINGS, L.P.
By Kinder Morgan Petcoke GP LLC, its general partner
TAJON HOLDINGS, INC.
TEJAS GAS, LLC
TEJAS NATURAL GAS, LLC
TENNESSEE GAS PIPELINE ISSUING CORPORATION

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

TEXAN TUG LLC
TGP PIPELINE SERVICES COMPANY, L.L.C.
TRANS MOUNTAIN PIPELINE (PUGET SOUND) LLC
TRANSCOLORADO GAS TRANSMISSION COMPANY LLC
TRANSLOAD SERVICES, LLC
UTICA MARCELLUS TEXAS PIPELINE LLC
WESTERN PLANT SERVICES, INC.
WYOMING INTERSTATE COMPANY, L.L.C.

By: /s/ Anthony Ashley
Anthony Ashley
Vice President

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

Consented to:

BARCLAYS BANK PLC, as
Administrative Agent, Swingline Lender and Issuing Bank
By:    /s/ Jonathan Burn
Name: Jonathan Burn
Title: Managing Director
CITIBANK, N.A., as Issuing Bank
By:    /s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President
BANK OF AMERICA, N.A., as Issuing Bank
By:    /s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Bank
By:    /s/ Doug McDowell
Name: Doug McDowell
Title: Managing Director
JPMORGAN CHASE BANK, N.A., as Issuing Bank
By:    /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

[Signature Page to New Loan Increase Joinder]

Exhibit 10.3

SCHEDULE A
NEW COMMITMENTS

Lender	New Commitments	Commitments (after giving effect to the Proposed Commitment Increase)
Barclays Bank PLC	$55,833,333.37	$245,833,333.37
Bank of America, N.A.	55,833,333.33	245,833,333.33
The Bank of Nova Scotia	55,833,333.33	245,833,333.33
The Bank of Tokyo-Mitsubishi UFJ Ltd.	55,833,333.33	245,833,333.33
Citibank, N.A.	55,833,333.33	245,833,333.33
Credit Suisse AG, Cayman Islands Branch	55,833,333.33	245,833,333.33
Deutsche Bank AG New York Branch	55,833,333.33	245,833,333.33
JPMorgan Chase Bank, N.A.	55,833,333.33	245,833,333.33
Mizuho Bank, Ltd.	55,833,333.33	245,833,333.33
Royal Bank of Canada	55,833,333.33	245,833,333.33
UBS AG, Stamford Branch	55,833,333.33	245,833,333.33
Wells Fargo Bank, N.A.	55,833,333.33	245,833,333.33
BNP Paribas	40,000,000.00	185,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	40,000,000.00	185,000,000.00
Crédit Agricole Corporate and Investment Bank	40,000,000.00	185,000,000.00
SunTrust Bank	40,000,000.00	185,000,000.00
Compass Bank	25,000,000.00	137,000,000.00
ING Capital LLC	25,000,000.00	137,000,000.00
Natixis, New York Branch	25,000,000.00	137,000,000.00
Sumitomo Mitsui Banking Corporation	25,000,000.00	137,000,000.00
The Toronto-Dominion Bank	25,000,000.00	137,000,000.00
Regions Bank	25,000,000.00	125,000,000.00
Société Générale	20,000,000.00	165,000,000.00
DNB Capital LLC	0.00	190,000,000.00
Morgan Stanley Bank, N.A.	0.00	73,500,000.00
Morgan Stanley Senior Funding, Inc.	0.00	71,500,000.00
TOTAL	$1,000,000,000.00	$5,000,000,000.00